UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _______________________________________
FORM 8-K
  _______________________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 15, 2026
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UNIVERSAL ELECTRONICS INC.
(Exact name of Registrant as specified in its charter)
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Delaware	0-21044	33-0204817
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)
15147 N. Scottsdale Road, Suite H300, Scottsdale, Arizona 85254-2494
(Address of principal executive offices and zip code)
(480) 530-3000
(Registrant's telephone number, including area code)

________________________________________________________________________________________________
(Former name or former address, if changed since last report)
_______________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	UEIC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

As a continuation of the line of credit granted by Bank of China Limited in August 2024, on July 15, 2026, Universal Electronics Inc.'s subsidiary, Gemstar Technology (Yangzhou) Co. Ltd. ("GTY"), entered into a Line of Credit Agreement (the "LOC") and a Working Capital Loan Contract (the "WC Contract"), each with Bank of China Limited, Baoying Sub-Branch (collectively, the LOC, the WC Contract, that certain Maximum Mortgage Contract signed August 29, 2024, between Bank of China Limited, Baoying Sub-Branch and GTY, and that certain Maximum Mortgage Contract signed September 1, 2025, between Bank of China Limited, Baoying Sub-Branch and GTY, are herein referred to as the "BOC Loan Contracts"). Subject to the terms and conditions of the BOC Loan Contracts, GTY’s borrowing capacity remains 130,000,000 RMB for general business purposes until July 9, 2027.

The foregoing description of the BOC Loan Contracts does not purport to be complete and is qualified in its entirety by reference to the full text of the BOC Loan Contracts, which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K and are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits

(d)Exhibits. The following exhibits are furnished with this report.

Exhibit No.	Description
10.1	English Translation of Line of Credit Agreement signed July 15, 2026 (filed herewith)

10.2	Maximum Mortgage Contract signed August 29, 2024 (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on September 3, 2024)

10.3	Maximum Mortgage Contract signed September 1, 2025 (incorporated by reference to Exhibit 10.5 to the Company’s Quarterly Report on Form 10-Q filed on November 6, 2025)

10.4	English Translation of Working Capital Loan Contract signed July 15, 2026 (filed herewith)

104	Cover Page to this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Electronics Inc.

Date: July 20, 2026	By:	/s/ Wade M. Jenke
Wade M. Jenke
Chief Financial Officer

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